                        OPPENHEIMER GLOBAL FUND
                   Supplement dated January 7, 2004 to the
                      Prospectus dated November 21, 2003

The Prospectus is changed as follows:

1.    The following reference is added directly under the "Annual Fund
Operating Expenses" table on page 8:

      Effective  January 1, 2004 the  management fee schedule is revised as  described  below in "How the Fund is  Managed - The  Manager -
      Advisory  Fees." Had the revised  management  fee schedule been in effect during the Fund's fiscal year ended  September 30, 2003 the
      "Management  Fees" and  "Total  Operating  Expenses"  in the table above would be the same as those shown above.

2.    The section titled "Advisory Fees" on page 13 is revised to read as follows:

      Advisory  Fees.  Effective  January  1,  2004  the  Fund  pays the
      Manager an  advisory  fee at an annual  rate that  declines as the
      Fund's  assets  grow:  0.80% of the first $250  million of average annual  net  assets of the Fund,  0.77% of the next $250  million,
      0.75%  of the next  $500  million,  0.69% of the next $1  billion,
      0.67% on the next $1.5  billion,  0.65% on the next $2.5  billion,
      0.63% of the next $2.5  billion  and 0.60% of  average  annual net assets in excess of $8.5  billion.  Prior to January 1, 2004,  the annual  advisory  fee rate was 0.80% of the first $250  million of average  annual  net  assets of the  Fund,  0.77% of the next $250 million,  0.75% of the  next  $500  million,  0.69% of the next $1 billion,  0.67% on the next $1.5  billion,  0.65% on the next $2.5 billion,  0.63% of the next $4 billion and 0.61% of average annual net assets in excess of $10  billion.  The Fund's  management  fee for the  fiscal  year  ended  September  30,  2003,  was  0.67% of average annual net assets for each class of shares.

January 7, 2004                                             PS0330.035